Exhibit 10.5
Amendment No. 2
to the
Amended and Restated Airbus A320 Family Aircraft Purchase Agreement
dated as of October 2, 2007
between
AIRBUS S.A.S.
and
US AIRWAYS, INC.
This Amendment No. 2 to the Amended and Restated Airbus A320 Family Aircraft Purchase Agreement between Airbus S.A.S. and US Airways, Inc. (the “Amendment”) is entered into as of October 20, 2008, by and between Airbus S.A.S., a société par actions simplifiée, organized and existing under the laws of the Republic of France, having its registered office located at 1, rond-point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and US Airways, Inc., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 111 West Rio Salado Parkway, Tempe, Arizona 85281, U.S.A.(the “Buyer”);
WITNESSETH:
WHEREAS, the Buyer and the Seller have entered into an Amended and Restated Airbus A320 Family Purchase Agreement, dated as of October 2, 2007, which agreement, as previously amended by and supplemented with all Exhibits, Appendices, Letter Agreements and amendments, including Amendment No. 1 executed on January 11, 2008 (the “Agreement”) relates to the sale by the Seller and the purchase by the Buyer of certain Airbus single-aisle aircraft;
WHEREAS, the Seller has proposed to the Buyer that in exchange for the agreement of the Buyer to amend, among other things, certain provisions of the Aggregate Agreements (as hereinafter defined)**;
WHEREAS, the amendments referred to above are set forth in this Amendment by and between the Seller and the Buyer dated as of even date herewith (“Amendment No. 2”), the Amended and Restated Letter Agreement No. 3 to the Agreement dated as of even date herewith (“Amended and Restated Letter Agreement No. 3”), the Amended and Restated Letter Agreement No. 5 to the Agreement, dated as of even date herewith (“Amended and Restated Letter Agreement No. 5”) and the Amended and Restated Letter Agreement No. 9 to the Agreement, dated as of even date herewith (“Amended and Restated Letter Agreement No. 9”);

**	Confidential Treatment Requested.

USA — Amendment No. 2 to
Amended and Restated Airbus A320 Family Purchase Agreement
Execution
081020-CT0803167-AMD2-USA-A320	PRIVILEGED AND CONFIDENTIAL

WHEREAS, the Buyer is willing to enter into (A) this Amendment, Amended and Restated Letter Agreement No. 3, Amended and Restated Letter Agreement No. 5 and Amended and Restated Letter Agreement No. 9, (B) Amendment No. 2 to the Airbus A330 Aircraft Purchase Agreement dated as even date herewith, (C) Amendment No. 1 to the Amended and Restated Airbus A350 XWB Purchase Agreement dated as of even date herewith, (D)** and (E)** (collectively the “Aggregate Agreements”)**;
WHEREAS, the Buyer and the Seller agree and acknowledge that such amendments ** are an adjustment to the commercial terms set forth in the Agreement and are not intended to be**;
WHEREAS the Buyer and the Seller agree and acknowledge that such amendments to the commercial terms set forth in the Agreement are intended**; and
WHEREAS, the Buyer and the Seller acknowledge that immediately upon execution of this Amendment, concurrently with the execution of the above referenced amendments, the Seller will**;
NOW, THEREFORE, IT IS AGREED AS FOLLOWS:
Capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.
1.	MISCELLANEOUS

1.1	In Clause 16.7.2(ii) of the Agreement, the words “Clause 16.10.1” are deleted and replaced with the following quoted text:

QUOTE

Clause 16.7.1

UNQUOTE

1.2	In Notes section of each, Appendix 1A, Appendix 1B and Appendix 1C to Letter Agreement No. 6, the words “1.5 of LA5“are deleted and replaced with the following quoted text:

QUOTE

1.5 of LA6

UNQUOTE

2.	**

Letter Agreement No. 3 is terminated in its entirety and replaced by the Amended and Restated Letter No. 3 attached hereto.

**	Confidential Treatment Requested.

USA — Amendment No. 2 to
Amended and Restated Airbus A320 Family Purchase Agreement
Execution
081020-CT0803167-AMD2-USA-A320	PRIVILEGED AND CONFIDENTIAL

3.	**

Letter Agreement No. 5 is terminated in its entirety and replaced by the Amended and Restated Letter No. 5 attached hereto.

4.	MISCELLANEOUS TERMS

Letter Agreement No. 9 is terminated in its entirety and replaced by the Amended and Restated Letter No. 9 attached hereto.

5.	**

Letter Agreement No. 10 is hereby terminated.

6.	**

In addition to Seller’s other rights and remedies, **.

7.	**

8.	ASSET COVENANTS

The following is inserted into the Agreement after Clause 22.14:

QUOTE
22.15	Asset Covenants

22.15.1	The Buyer shall not sell, transfer, convey, assign or otherwise dispose of any of its properties or other assets or operated Airbus aircraft to the extent any such disposition (i) materially impairs the business or operations of the Buyer, (ii) materially changes the nature of the Buyer’s business, (iii) constitutes a disposition of a substantial portion of the Buyer’s assets or (iv) constitutes a disposition of a substantial portion of the Buyer’s Airbus aircraft fleet in-service as of the date hereof.

22.15.2	“Minimum Unrestricted Cash. The Buyer will not permit the aggregate amount of Unrestricted Cash (as hereinafter defined) to be less than required in the Citi Loan Agreement from time to time or any successor agreement or facility thereof, **.”

“Unrestricted Cash” means cash and Cash Equivalents (as hereinafter defined) of the Buyer, its parent and affiliates that (i) may be classified, in accordance with GAAP, as “unrestricted” on the consolidated balance sheets of the Buyer’s parent or (ii) may be qualified, in accordance with GAAP, as “restricted” on the consolidated balance sheets of the Buyer’s parent solely in favor of the administrative agent and any lenders

**	Confidential Treatment Requested.

USA — Amendment No. 2 to
Amended and Restated Airbus A320 Family Purchase Agreement
Execution
081020-CT0803167-AMD2-USA-A320	PRIVILEGED AND CONFIDENTIAL

pursuant to the Citi Loan Agreement and the related loan documents (or any amendment, replacement or refinancing thereof).

“Cash Equivalents” means, as at any date of determination, (i) marketable securities (a) issued or directly and unconditionally guaranteed as to interest and principal by the United States government or (b) issued by any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States, in each case maturing within one year after such date; (ii) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any instrumentality thereof, in each case maturing within one year after such date and having, at the time of the acquisition thereof, the highest rating obtainable from either S&P or Moody’s; (iii) commercial paper not issued by the Buyer’s parent maturing no more than one year after such date and having, at the time of the acquisition thereof, a rating of at least A-2 from S&P or at least P-2 from Moody’s; (iv) certificates of deposit or bankers’ acceptances maturing within one year after such date and issued or accepted by any Eligible Lender (as hereinafter defined) or by any commercial bank organized under the laws of the United States of America or any state thereof or the District of Columbia that (a) is at least “adequately capitalized” (as defined in the regulations of its primary Federal banking regulator) and (b) has Tier 1 capital (as defined in such regulations) of not less than $500,000,000 (US dollars — five hundred million); (v) shares of any money market mutual fund that (a) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (i) and (ii) above, (b) has net assets of not less than $500,000,000 (US dollars — five hundred million), and (c) has the highest rating obtainable from either S&P or Moody’s; (vi) auction rate securities that have the highest rating obtainable from either S&P or Moody’s and with a maximum reset date at least every 30 days and (vii) investments made pursuant to the investment portfolio guidelines from time to time adopted by the board of directors of the Buyer’s parent or any committee thereof.

“Eligible Lender” means (i) so long as any loans or obligations under the Citi Loan Agreement remain outstanding, any “Eligible Lender” as defined in the Citi Loan Agreement and (ii) thereafter, (a) a commercial bank having total assets whose Dollar equivalent exceeds $5,000,000,000 (US dollars — five billion), (b) a finance company, insurance company or any other financial institution or fund, in each case reasonably acceptable to the Seller and regularly engaged in making, purchase or investing in loans and having a net worth determined in accordance with GAAP, whose Dollar equivalent exceeds $250,000,000 (US dollars — two hundred fifty million) (or, to the extent net worth is less than such amount, a finance company, insurance company, other financial institution or fund, reasonably acceptable to the Seller and the Buyer) or (c) a savings and loan association or saving bank organized under the laws of the United States or any State thereof having a net worth, determined in accordance with GAAP, whose Dollar equivalent exceeds $250,000,000 (US dollars — two hundred fifty million); provided, however, that the following entities shall not be deemed to be an “Eligible Lender”: (a) an airline, a commercial aircraft operator, an air freight forwarder or an entity principally engaged in the business of parcel transport by air or (b) an affiliate of any entity described in clause (a) above.

**	Confidential Treatment Requested.

USA — Amendment No. 2 to
Amended and Restated Airbus A320 Family Purchase Agreement
Execution
081020-CT0803167-AMD2-USA-A320	PRIVILEGED AND CONFIDENTIAL

“GAAP” means generally accepted accounting principles in the United States, as in effect from time to time as set forth in opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of Financial Accounting Savings Board approved by a significant segment of the accounting profession in the United States.

“Citi Loan Agreement” means the Loan Agreement, dated as of March 23, 2007, among Buyer’s parent, certain subsidiaries of the Buyer’s parent, the lenders from time to time party thereto and Citicorp North America, Inc., as administrative agent.

22.15.3	**
UNQUOTE

9.	EFFECT OF AMENDMENT

9.1	The provisions of this Amendment constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

9.2	Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

10.	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.7 of the Agreement.

11.	COUNTERPARTS

This Amendment may be signed in separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one and the same instrument.

**	Confidential Treatment Requested.

USA — Amendment No. 2 to
Amended and Restated Airbus A320 Family Purchase Agreement
Execution
081020-CT0803167-AMD2-USA-A320	PRIVILEGED AND CONFIDENTIAL

IN WITNESS WHEREOF, these presents were entered into as of the day and year first above written.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ John J. Leahy

Its:	Vice President and Treasurer	Its:	Chief Operating Officer Customers

USA — Amendment No. 2 to
Amended and Restated Airbus A320 Family Purchase Agreement
Execution
081020-CT0803167-AMD2-USA-A320	PRIVILEGED AND CONFIDENTIAL

AMENDED AND RESTATED
LETTER AGREEMENT NO. 3
TO AMENDED AND RESTATED A320 FAMILY AIRCRAFT
PURCHASE AGREEMENT
Dated as of October 2, 2007
As of October 20, 2008
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
Re:      **
Ladies and Gentlemen:
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated A320 Family Aircraft Purchase Agreement dated as of October 2, 2007, as amended by Amendment No. 1 dated as of January 11, 2008 and Amendment No. 2 dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 3 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

**	Confidential Treatment Requested.

USA — Amended and Restated Letter Agreement No. 3
to Amended and Restated Airbus A320 Family Purchase Agreement
Execution	PRIVILEGED AND CONFIDENTIAL
081020-CT0803167-LA3-USA-A320

LA 3 - 1 of 3

**
13.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 13 will be void and of no force or effect.

14.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

**	Confidential Treatment Requested.

USA — Amended and Restated Letter Agreement No. 3
to Amended and Restated Airbus A320 Family Purchase Agreement
Execution	PRIVILEGED AND CONFIDENTIAL
081020-CT0803167-LA3-USA-A320

LA 3 - 2 of 3

     If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ John J. Leahy
Name: Thomas T. Weir		Name: John J. Leahy
Title: Vice President and Treasurer		Title: Chief Operating Officer Customers

USA — Amended and Restated Letter Agreement No. 3
to Amended and Restated Airbus A320 Family Purchase Agreement
Execution	PRIVILEGED AND CONFIDENTIAL
081020-CT0803167-LA3-USA-A320
LA 3

AMENDED AND RESTATED
LETTER AGREEMENT NO. 5
TO AMENDED AND RESTATED A320 FAMILY PURCHASE AGREEMENT
Dated as of October 2, 2007
As of October 20, 2008
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
Re:      **
Ladies and Gentlemen,
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated A320 Family Aircraft Purchase Agreement, as amended by Amendment No. 1 dated as of January 11, 2008 and Amendment No. 2 dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 5 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

**	Confidential Treatment Requested.

USA — Amended and Restated Letter Agreement No. 5
to Amended and Restated Airbus A320 Family Purchase Agreement
Execution	PRIVILEGED AND CONFIDENTIAL
081020-CT0803167-LA5-USA-A320

LA 5 - 1 of 3

**
7.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 7 will be void and of no force or effect.

8.	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

**	Confidential Treatment Requested.

USA — Amended and Restated Letter Agreement No. 5
to Amended and Restated Airbus A320 Family Purchase Agreement
Execution	PRIVILEGED AND CONFIDENTIAL
081020-CT0803167-LA5-USA-A320
LA 5 - 2 of 3

If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ John J. Leahy
Name: Thomas T. Weir		Name: John J. Leahy
Title: Vice President and Treasurer		Title: Chief Operating Officer Customers

USA — Amended and Restated Letter Agreement No. 5
to Amended and Restated Airbus A320 Family Purchase Agreement
Execution	PRIVILEGED AND CONFIDENTIAL
081020-CT0803167-LA5-USA-A320

LA 5

AMENDED AND RESTATED
LETTER AGREEMENT NO. 9
TO AMENDED AND RESTATED A320 FAMILY AIRCRAFT PURCHASE AGREEMENT
Dated as of October 2, 2007
As of October 20, 2008
US Airways, Inc.
111 West Rio Salado Parkway
Tempe, Arizona 85281
Re: MISCELLANEOUS TERMS
Ladies and Gentlemen,
US Airways, Inc. (the “Buyer”) and Airbus S.A.S. (the “Seller”) have entered into an Amended and Restated A320 Family Purchase Agreement dated as of October 2, 2007, as amended by Amendment No. 1 dated as of January 11, 2008 and Amendment No. 2 dated as of even date herewith (the “Agreement”), which covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 9 (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.
Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.
The parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Agreement, that the provisions of said Agreement are hereby incorporated by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement and this Letter Agreement have specific provisions that are inconsistent, the specific provisions contained in this Letter Agreement will govern.

**	Confidential Treatment Requested.

USA — Amended and Restated Letter Agreement No. 9 to
Amended and Restated Airbus A320 Family Purchase Agreement
Execution	PRIVILEGED AND CONFIDENTIAL
081020-CT0803167-LA9-USA-A320

LA 9 - 1 of 4

1.	INEXCUSABLE DELAY

Clause 11.1 or the Agreement is deleted in its entirety and replaced by the following text between the “QUOTE” and “UNQUOTE”:

QUOTE:
11	- INEXCUSABLE DELAY
**

UNQUOTE

2.	TERMINATION

2.1	Paragraph 21.1 of the Agreement is hereby superseded and replaced by the following text between “QUOTE” and “UNQUOTE”.

QUOTE

**

UNQUOTE

2.2	Paragraph 21.2(1)(i) of the Agreement is amended to read as follows between the “QUOTE” and “UNQUOTE”

QUOTE **

UNQUOTE

2.3	**

QUOTE **

UNQUOTE

2.4	**

QUOTE

**

UNQUOTE

**	Confidential Treatment Requested.

USA — Amended and Restated Letter Agreement No. 9 to
Amended and Restated Airbus A320 Family Purchase Agreement
Execution	PRIVILEGED AND CONFIDENTIAL
081020-CT0803167-LA9-USA-A320
LA 9 - 2 of 4

3.	ASSIGNMENT

Except as set forth in Clause 20.2 of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 3 will be void and of no force or effect.

4.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts. Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission), will be an original, and the counterparts will together constitute one same instrument.

**	Confidential Treatment Requested.

USA — Amended and Restated Letter Agreement No. 9 to
Amended and Restated Airbus A320 Family Purchase Agreement
Execution	PRIVILEGED AND CONFIDENTIAL
081020-CT0803167-LA9-USA-A320
LA 9 - 3 of 4

If the foregoing correctly sets forth your understanding, please sign two (2) counterparts hereof in the space provided below and return one (1) such counterpart to the Seller.

US AIRWAYS, INC.		AIRBUS S.A.S.

By:	/s/ Thomas T. Weir	By:	/s/ John J. Leahy
Name: Thomas T. Weir		Name: John J. Leahy
Title: Vice President and Treasurer		Title: Chief Operating Officer Customers

USA — Amended and Restated Letter Agreement No. 9 to
Amended and Restated Airbus A320 Family Purchase Agreement
Draft v3	PRIVILEGED AND CONFIDENTIAL
081020-CT0803167-LA9-USA-A320
LA 9